UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  November 23, 2015

Anchor Bancorp
(Exact name of registrant as specified in its charter)

Washington	001-34965	26-3356075
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

601 Woodland Square Loop, SE
Lacey, Washington  98530
(Address of principal executive offices and zip code)

(360) 491-2250
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

           On November 23, 2015, Anchor Bancorp (the “Company”), the holding company for Anchor Bank (the “Bank”), announced that Anchor Bank had appointed Matthew F. Moran as Executive Vice President and Chief Credit Officer of the Bank.  Mr. Moran has served as Interim Chief Credit Officer of the Bank since April 2015.  The news release announcing Mr. Moran’s appointment as the Bank’s Chief Credit Officer is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

    (d)     Exhibits.

    The following exhibit is being furnished herewith and this list shall constitute the exhibit index:

    99.1   Press release of Anchor Bancorp dated November 23, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ANCHOR BANCORP

Date: November 23, 2015	By: /s/Jerald L. Shaw
Jerald L. Shaw
President and Chief Executive Officer